Exhibit 99.1

Investor Presentation July 2007

Cautionary Statements This presentation contains forward-looking statements about Paramount, Chem Rx and their combined business after completion of the proposed business combination. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of Paramount's and Chem Rx’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the institutional pharmacy business, including changes in Medicare and Medicaid reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount's filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-KSB for the year ended December 31, 2006. The information set forth herein should be read in light of such risks. Neither Paramount nor Chem Rx assumes any obligation to update the information contained in this presentation. Additional information concerning the transaction is included in the preliminary proxy statement filed by Paramount with the SEC on June 18, 2007 and the Current Report on Form 8-K filed on June 4, 2007 by Paramount with the SEC. A stockholder meeting will be announced soon to obtain stockholder approval for the transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the transaction. STOCKHOLDERS OF PARAMOUNT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, PARAMOUNT’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. Such persons may also read Paramount’s final prospectus, dated October 21, 2005, as well as its periodic reports for more information about Paramount, its officers and directors and their interests in a successful completion of a business combination. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, as well as Paramount’s final prospectus and periodic reports, at the SEC’s Internet site http://www.sec.gov or by directing a request to Paramount Acquisition Corp., 787 7th Avenue, 48th Floor, New York, NY 10019. As a result of the review by the SEC of the preliminary proxy statement, Paramount may be required to make changes to its description of the Chem Rx’s business or other information contained in the proxy statement. Paramount, Chem Rx and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount, Chem Rx and their respective officers and directors in the proposed transaction by reading Paramount’s proxy statement.

About Chem Rx and Paramount Chem Rx, founded in 1958, is a leading regional provider of institutional pharmacy products and services to long-term care (“LTC”) facilities, including: Skilled nursing facilities (“SNFs”) Adult Care Facilities (“ACFs”) Other healthcare facilities and institutions Chem Rx is the largest independently owned institutional pharmacy in the United States serving markets in NY, NJ and PA and opening facility in FL by 4Q07 PMQC, organized in 2005, is a Specified Purpose Acquisition Company (“SPAC”) designed for the specified purpose of effecting a merger with an operating business in the healthcare industry Paramount Acquisition Corp. is an affiliate of Paramount BioSciences, LLC, a healthcare venture capital and merchant banking firm Cash in Trust of approximately $54.9 million as of March 31, 2007 Chem Rx Overview Paramount Acquisition Corp. (OTCBB:PMQC)

Compelling Transaction Rationale Chem Rx has strong underlying fundamentals History of consistent sales and profitability growth Benefited by steady rise in drug prices and utilization of long-term care facilities Demonstrated ability to organically grow beds on strong customer service reputation SPAC structure provides ideal solution for Chem Rx’s objectives CEO Jerry Silva achieves significant liquidity event for estate planning purposes Management team remains in control and well-incentivized to execute growth strategy Compelling public market entry point Strong public comparable valuations relative to purchase price Organic bed growth story novel in public institutional pharmacy sector LBO structure amplifies equity returns Strong debt markets facilitate our purchase without additional equity infusion Warrant cash can be accretively deployed to de-leverage or as acquisition capital Tax structure accretes substantial incremental value to equity Tax deduction of an estimated ~$120M of transaction-related intangibles Cash flow benefit to earnings estimated to be in excess of $3M per year

Established Track Record of Growth and Profitability Historical Revenue Growth ($ in millions) Historical Adjusted EBITDA Growth and Margins ($ in millions) CAGR = 17.1% $11.0 $15.2 $17.7 $24.0 $20.7 $24.1 9.5% 10.6% 10.2% 12.8% 9.9% 9.2% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2001 2002 2003 2004 2005 2006 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% CAGR = 17.7% $115.8 $144.2 $173.4 $187.2 $208.7 $261.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2001 2002 2003 2004 2005 2006

Proposed Transaction $195.2 million Transaction Enterprise Value(1) $17.2 million of restricted stock to Management/Chem Rx Shareholders $32.5 million of net debt assumption $145.5 million of cash consideration(2) Priced at implied cash value per share of Paramount common stock, approximately $5.74 per share Stock earnouts structure based on EBITDA or stock price milestones Debt commitment of $177M from CIBC(3) 7.0x EBITDA multiple on 2007 estimate of $28.0 million 5.9x EBITDA multiple on 2008 estimate of $33.0 million (1) $12.5 million and 500,000 shares will be held back pending achievement of specific performance milestones. (2) Subject to adjustment at closing with respect to excess debt, excess transaction expenses and certain payments to affiliates. Subject to post closing net worth adjustment. (3) Of which $20 million can only be drawn upon achievement of certain milestones and subject to certain conditions.

Transaction Summary  Transaction Metrics (in millions, except per share amounts) Stock Portion of Transaction to Management/Chem Rx Shareholders Assumed Paramount Share Price at Close $5.74 Shares Issued (1) 3.0 Value of Shares Issued $17.2 Plus: Assumed Net Debt (2) $32.5 Plus: Cash Consideration (3) 145.5 Transaction Enterprise Value (4) $195.2 Implied Transaction Enterprise Multiples Metric Multiple Enterprise Value / 2007E Revenue $300.0 0.7x Enterprise Value / 2008E Revenue $350.0 0.6x Enterprise Value / 2007E EBITDA $28.0 7.0x Enterprise Value / 2008E EBITDA $33.0 5.9x (1) Assumes issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008. (2) Debt expected to be outstanding as of closing date. If debt is higher, purchase price will be adjusted lower dollar for dollar. (3) $12.5 million of this amount subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008. (4) Assumes no adjustment to purchase price.

Share Analysis

	Number of Shares		Ownership %	
	Pre Transaction	FD Post Transaction	Pre Transaction	FD Post Transaction
Public Shares Outstanding	11,900,000	11,900,000	100.0%	68.3%
Management/Chem Rx Shareholders (1)	-	3,000,000	-	17.2%
Warrant Shares Outstanding (2)	-	2,520,383	-	14.5%
Total Shares Outstanding (1)	**11,900,000**	**17,420,383**	**100.0%**	**100.0%**
Assumed Transaction Stock Price	$5.74			

1) Assumes issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008. Excludes 8.5 million shares of Paramount common stock subject to earnout (based on achievement of EBITDA or stock price milestones between 2007 and 2011) and 1.35 million shares of Paramount common stock subject to stock incentive plan that will become effective at the closing of the transaction.

2) Assumes 19.55 million warrants related to IPO and overallotment exercised using the treasury method, which results in 2.5 million new Paramount shares being issued at an assumed transaction stock price of $5.74. Excludes EarlyBird options to purchase 425,000 units (425,000 common shares and 850,000 warrants) at an exercise price of $7.50; unlike the IPO warrants, the EarlyBird warrants have a strike price of $6.25.

CHEMRX

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Paramount Acquisition Corp

Earnout Structure Cumulative Milestones: 2007 – 2008: $72.6 million of cumulative EBITDA 2007 – 2009: $117.25 million of cumulative EBITDA 2007 – 2010: $169.0 million of cumulative EBITDA 2007 – 2011: $230.0 million of cumulative EBITDA 1.1 million shares issued 1.1 million shares issued 1.1 million shares issued 1.1 million shares issued 1.1 million shares issued Annual Milestones(1) 2007: $30.0 million of EBITDA or stock price above $8.50 for 30 consecutive days(2) 2008: $35.0 million of EBITDA or stock price above $11.00 for 30 consecutive days 2009: $40.0 million of EBITDA or stock price above $13.50 for 30 consecutive days 2010: $47.0 million of EBITDA or stock price above $16.50 for 30 consecutive days 2011: $55.0 million of EBITDA or stock price above $19.50 for 30 consecutive days Earnout on Milestones Key Milestone Chem Rx shareholders may also earn a maximum of an additional 3.0 million common shares of Paramount common stock in aggregate by satisfying up to three of any of the four cumulative milestones set forth below: (1) Chem Rx shareholders are eligible to earn 500,000 shares if an annual milestone is missed but certain cumulative thresholds are met. (2) For 2007 only, EBITDA for purposes of this calculation equals full year EBITDA from NY operation plus annualized second half EBITDA from the NJ and PA operations. 1.0 million shares issued 1.0 million shares issued 1.0 million shares issued 1.0 million shares issued

Pro Forma Estimates: Fully-Diluted Basis

($ in millions)

	2007E Key Financials (1) (2) (3)			2008E Key Financials (1)	
Revenue	$300.0			$350.0	
Adjusted EBITDA	$28.0			$33.0	
Less: D&A (operations)	(1.6)			(1.7)	
Less: Amortization (transaction) (4)	(11.5)			(11.5)	
Less: Net Interest Expense (5)	(11.9)			(12.3)	
Less: Income Tax Expense (6)	(2.8)			(4.2)	
Adjusted Net Income	**$0.1**			**$3.2**	
Add: Amortization (transaction)	11.5			11.5	
Adjusted Net Income (ex-Amortization) (7)	**$11.6**			**$14.7**	
	2007E EPS			**2008E EPS**	
	Low		High	Low	High
Stock Price Assumed	$8.50		$5.74	$8.50	$5.74
Basic Shares (8)	14.9		14.9	14.9	14.9
Dilution from Options / Warrants (9)	8.7		2.5	8.7	2.5
Fully Diluted Shares	23.6		17.4	23.6	17.4
EPS (ex-Amortization) (7)	**$0.49**	--	**$0.67**	**$0.62** --	**$0.85**
Implied P/E Multiple	**17.3x**		**8.6x**	**13.6x**	**6.8x**

(1) Chem Rx and Paramount management estimates.
(2) 2007 estimates exclude Paramount earnings and losses and is pro forma as if the transaction had closed on January 1, 2007.
(3) 2007 Adjusted EBITDA and Adjusted Net Income are adjusted for certain one-time charges and expenses (including excess officers' salaries) that are not expected to recur after the closing.
(4) Based on an aggregate $103.5M in GAAP amortizable intangible assets generated as a result of the transaction.
(5) Based on committed debt terms from CIBC World Markets, Inc.
(6) Assumes $110.4M in goodwill for 2007 and $125.7M in goodwill for 2008 amortizable for tax purposes over 15 years and a 40% tax rate.
(7) Adjusted for transaction-related intangible amortization.
(8) Assumes issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008. Excludes 8.5 million shares of Paramount common stock subject to earnout (based on achievement of EBITDA or stock price milestones between 2007 and 2011) and 1.35 million shares of Paramount common stock subject to stock incentive plan that will become effective at the closing of the transaction.
(9) Assumes the Treasury Method for calculating dilutive securities' impact and includes treatment of 19.55M IPO warrants and EarlyBird Capital option to purchase 425,000 units.

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Paramount Acquisition Corp

Pro Forma Estimates: Fully-Exercised Basis

($ in millions)

	2007E Key Financials [1][2][3]	2008E Key Financials [1]
Revenue	$300.0	$350.0
Adjusted EBITDA	$28.0	$33.0
Less: D&A (operations)	(1.6)	(1.7)
Less: Amortization (transaction) [4]	(11.5)	(11.5)
Less: Net Interest Expense [5]	(2.8)	(3.0)
Less: Income Tax Expense [6]	(6.5)	(8.0)
Adjusted Net Income	**$5.6**	**$8.8**
Add: Amortization (transaction)	11.5	11.5
Adjusted Net Income (ex-Amortization) [7]	**$17.1**	**$20.3**

	2007E EPS	2008E EPS
Basic Shares [8]	14.9	14.9
Dilution from Options / Warrants [9]	20.8	20.8
Fully Diluted Shares	35.7	35.7
EPS (ex-Amortization) [7]	**$0.48**	**$0.57**

(1) Chem Rx and Paramount management estimates.
(2) 2007 estimates exclude Paramount earnings and losses and is pro forma as if the transaction had closed on January 1, 2007.
(3) 2007 Adjusted EBITDA and Net Income are adjusted for certain one-time charges and expenses (including excess officers' salaries) that are not expected to recur after the closing.
(4) Based on an aggregate $103.5M in GAAP amortizable intangible assets generated as a result of the transaction.
(5) Based on committed debt terms from CIBC World Markets, Inc. Assumes that cash infusion from warrants and options are used to pay down debt.
(6) Assumes $110.4M in goodwill for 2007 and $125.7M in goodwill for 2008 amortizable for tax purposes over 15 years at a 40% tax shield.
(7) Adjusted for transaction-related intangible amortization.
(8) Assumes issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008. Excludes 8.5 million shares of Paramount common stock subject to earnout (based on achievement of EBITDA or stock price milestones between 2007 and 2011) and 1.35 million shares of Paramount common stock subject to stock incentive plan that will become effective at the closing of the transaction.
(9) Assumes full exercise of 19.55 million IPO warrants and EarlyBird Capital option to purchase 425,000 units.

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Paramount Acquisition Corp

Valuation Considerations: P/E Basis

Sensitivity Analyses: Fully Diluted Basis

Price / Earnings Analysis

Stock Price Range	2008E EPS (1)	Implied P/E Multiple
$7.00	$0.70	10.0x
$7.50	$0.67	11.2x
$8.00	$0.65	12.4x
$8.50	$0.62	13.6x
$9.00	$0.61	14.8x

Omnicare (2)	13.2x
Industry Composite (3)	18.1x

Sensitivity Analyses: Fully Exercised Basis

Price / Earnings Analysis

Stock Price Range	2008E EPS (4)	Implied P/E Multiple
$7.00	$0.57	12.3x
$7.50	$0.57	13.2x
$8.00	$0.57	14.1x
$8.50	$0.57	14.9x
$9.00	$0.57	15.8x

Omnicare (2)	13.2x
Industry Composite (3)	18.1x

(1) Assumes the Treasury Method for calculating dilutive securities' impact and includes treatment of 19.55M IPO warrants and EarlyBird Capital option to purchase 425,000 units. Also assumes the issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008 and excludes 8.5 million shares of Paramount common stock subject to earnout (based on achievement of EBITDA or stock price milestones between 2007 and 2011) and 1.35 million shares of Paramount. common stock subject to stock incentive plan that will become effective at the closing of the transaction

(2) Based on 2008 First Call consensus estimates.

(3) Based on 2008 First Call consensus estimates. Industry composite includes Institutional Pharmacies (OCR), Specialty Pharmaceutical Distribution (ALLI, BIOS, PLMD, OPTN), Pharmaceutical Distributors (ABC, CAH, MCK), Pharmacy Benefit Managers (MHS, ESRX, HLEX), and Retail Pharmacies (CVS, LDG, WAG).

(4) Based on 35.7 million shares of Paramount common stock outstanding (which (a) assumes issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008; and (b) excludes 8.5 million shares of Paramount common stock subject to earnout (based on achievement of EBITDA or stock price milestones between 2007 and 2011) and 1.35 million shares of Paramount common stock subject to stock incentive plan that will become effective at the closing of the transaction).

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Paramount Acquisition Corp

Valuation Considerations: EV/EBITDA Basis

Sensitivity Analyses: Fully Diluted Basis

EV / EBITDA Analysis

Stock Price Range	Implied Enterprise Value (1)	2008E EBITDA	Implied EV / EBITDA Multiple
$7.00	$274.0	$33.0	8.3x
$7.50	$291.9	$33.0	8.8x
$8.00	$309.7	$33.0	9.4x
$8.50	$327.6	$33.0	9.9x
$9.00	$345.5	$33.0	10.5x

Omnicare (2)	9.0x
Industry Composite (3)	9.0x

Sensitivity Analyses: Fully Exercised Basis

EV / EBITDA Analysis

Stock Price Range	Implied Enterprise Value (4)	2008E EBITDA	Implied EV / EBITDA Multiple
$7.00	$271.1	$33.0	8.2x
$7.50	$288.9	$33.0	8.8x
$8.00	$306.8	$33.0	9.3x
$8.50	$324.7	$33.0	9.8x
$9.00	$342.5	$33.0	10.4x

Omnicare (2)	9.0x
Industry Composite (3)	9.0x

(1) Assumes the Treasury Method for calculating dilutive securities' impact and includes treatment of 19.55M IPO warrants and EarlyBird Capital options to purchase 425,000 units. Assumes $127.0M of net debt. Also assumes the issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008 and excludes 8.5 million shares of Paramount common stock subject to earnout (based on achievement of EBITDA or stock price milestones between 2007 and 2011) and 1.35 million shares of Paramount common stock subject to stock incentive plan that will become effective at the closing of the transaction.

(2) Based on 2008 First Call consensus estimates.

(3) Based on 2008 First Call consensus estimates. Industry composite includes Institutional Pharmacies (OCR), Specialty Pharmaceutical Distribution (ALLI, BIOS, PLMD, OPTN), Pharmaceutical Distributors (ABC, CAH, MCK), Pharmacy Benefit Managers (MHS, ESRX, HLEX), and Retail Pharmacies (CVS, LDG, WAG).

(4) Based on (i) $21.0 million of net debt (which assumes debt repayment with the cash proceeds of warrant and option exercises) and (ii) 35.7 million shares of Paramount common stock outstanding (which (a) assumes issuance of 500,000 shares of Paramount common stock subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008; and (b) excludes 8.5 million shares of Paramount common stock subject to earnout (based on achievement of EBITDA or stock price milestones between 2007 and 2011) and 1.35 million shares of Paramount common stock subject to stock incentive plan that will become effective at the closing of the transaction).

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Paramount Acquisition Corp

Industry Overview

Pharmaceuticals Distribution Industry

- Healthcare was estimated to be a $2.1 trillion industry in 2006, or approximately 16% of U.S. GDP[1]
- Prescription drugs, represented $250 billion, or 12%, of that amount[1]
  - The highly fragmented pharmaceuticals industry relies on distributors for coordinated logistics, ordering and contracting, pharmacy / patient education, and sometimes packaging



Pfizer
Johnson & Johnson
Merck
Bristol Myers
Sanofi-Aventis
Eli Lilly
GlaxoSmithKline
Pharmaceutical Wholesalers*
* Organized / outsourced logistics to pharmaceutical companies
Cardinal Health
McKesson
AmerisourceBergen
Retail Pharmacies
Institutional Pharmacies
Specialty Pharmacies*
CVS
Walgreens
Duane Reade
Rite Aid
Longs
Omnicare
Kindred Pharmacy Services
PharMerica
Chem Rx
*Distribute injectable and other biotech drugs needing specialty handling
End User: Broad patient base
End User: Nursing home, adult home, assisted living, group home residents
End User: Home health, acute care, etc.

1) Source: Centers for Medicaid & Medicare.

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Paramount Acquisition Corp

Institutional Pharmacy Institutional Pharmacies (“IPs”) provide prescription processing, dispensing and delivery services to LTC facilities and other institutions IPs buy pharmaceuticals in bulk directly from wholesale distributors (and sometimes directly from manufacturers) and repackage the drugs in “unit dose” containers according to the specific drug regimens of each individual LTC resident Key drivers influencing the industry include: Drug patent expirations Drug pricing Part D LTC demographics / script usage Competitor consolidation Labor costs Institutional Pharmacy Market Size ($ in millions)(1) 1) Source: IMS Health and Management estimates. CAGR = 7.4% $11,264 $12,225 $13,031 $13,969 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 2004 2005 2006 2007E

End Markets Analysis National expenditures for the LTC industry are expected to grow from approximately $146 billion in 2005 to $180 billion in 2010 Key growth drivers include: Aging of the population, particularly among those individuals aged 85 and older, who need to utilize long-term care most frequently Increasing drug prices and more scripts per patient continue to drive LTC expenditures LTC Expenditures ($ in billions)(1) LTC Beds (thousands)(1) 1) Source: CIR estimates based on American Senior Housing Association, American Healthcare Association, National Investment Center, Elderweb. $123 $146 $180 $227 $299 $0 $50 $100 $150 $200 $250 $300 $350 2000 2005E 2010E 2015E 2020E Independent Living Assisted Living Skilled Nursing CCRC 4,842 4,260 3,875 3,577 3,459 0 1,000 2,000 3,000 4,000 5,000 6,000 2000 2005E 2010E 2015E 2020E Independent Living Assisted Living Skilled Nursing CCRC

Institutional Pharmacy Process Overview Institutional Pharmacy (“IP”) Pharmacy Processes Prescription Patient-specific record update Patient-specific safety check Formulary check Pharmacy Dispenses Medication Specialized packaging Labeling Pharmacy Deliveries Medication Delivery 3-6 times per day, 365 days per year Can deliver in 2-4 hours in emergency New Order, Refill, or Change Request Receive Medication and Dispense to Patient Nursing Home, Hospital or LTC Facility Physician, Nursing Facility staff, and Pharmacist determine therapeutic need

Institutional Pharmacy Competitive Landscape

- Approximately 1.5 million seniors reside in SNFs and an additional 1.2 million seniors reside in ALFs, resulting in a combined market of 2.7 million residents
- Chem Rx is in the advantageous position of owning the largest independent and overall 3rd largest institutional pharmacy in the nation(1)
- Key competitive factors include:
  - Quality of service
  - Reputation and relationships
  - Price / operating efficiency

Institutional Pharmacy Market Share(2)


PharMerica/KPS
12%
Chem Rx
2%
Omnicare
53%
Other
33%

Source: SEC filings and management estimates.
1) Pro forma for Kindred/PharMerica merger.
2) Market share based on number of beds.

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Paramount Acquisition Corp

Company Overview

History of Chem Rx 1958 Established Company as a retail pharmacy 2000 Leased current 75,000 sq. ft. building in Long Beach, NY August 2006 Opened Chem Rx New Jersey facility in South Plainfield, NJ 1994-1999 Leased 17,000 sq. ft. building in Oceanside, NY. Grew from 14,025 beds to 29,550 beds served January 2007 Acquired Chem Rx / Salernos facility in Sciota, PA 2005 Increased net revenues over $200.0 mm, and more than 50,000 total beds served June 2007 Signed lease for facility in Deerfield Beach, FL; Expected open 4Q07

Management Team Jerry Silva, R.Ph., President and Chief Executive Officer Jerry has been President and CEO of Chem Rx since he founded the company in 1958. Mr. Silva is a member of the American Society of Consultant Pharmacists, a professional association of consultant and senior care pharmacists, a member of the advisory board of Managed Health Care Associates, Inc., a group purchasing organization in which Chem Rx participates, and a member of the board of directors of American College of Health Care Administrators, a professional association of healthcare administrators. Mr. Silva holds a B.S. degree from the Columbia University College of Pharmacy and is a New York State registered pharmacist. Steven Silva, Executive Vice President and Chief Operating Officer Steven has been employed by Chem Rx for 16 years. In his current capacities, he is responsible for overseeing all of Chem Rx's operations, with specific responsibilities as director of sales and new account marketing. Steven maintains contact with Chem Rx's significant clients and also oversees Chem Rx's technology platform. Prior to May 2006, Steven held several positions with Chem Rx including Director of Corporate Operations and Vice President of Sales & Servicing. Mr. Silva holds a B.A. degree in communications from New York University. Charles Kelly, Chief Financial Officer Chuck joined Chem Rx in September 2006. Prior to joining the Company, he was the Senior Vice President of Operations at Spotless Group Ltd. and was previously its Global Vice President of Finance and Administration from 1995 to 2002. Chuck also previously worked as a Senior Audit Manager at PriceWaterhouseCoopers. He has over 25 years of finance and public accounting experience and is a member of the New York State Society of CPAs and American Institute of Certified Public Accountants.

Recognized Brand and Market Leader in Attractive Regions Chem Rx is headquartered in Long Beach, NY and operates a fleet of 60 vehicles that services the NY market. The company also has pharmacy facilities in NJ and PA Deep relationships and strong reputation for over 40 years Approximately 30% - 35% market share in New York Metro Area(1) PA NY NJ South Plainfield, NJ Long Beach, NY Sciota, PA 1) Source: Management estimates.

Loyal and Growing Customer Base Chem Rx’s number of beds have grown at an average annual growth rate of 8.9% since 2001 94% average annual bed retention rate Chem Rx added 7,572 beds in the first quarter of 2007 (14% growth over 4Q 2006) Bed Mix by Customer 21,506 23,098 23,539 23,852 26,536 28,301 32,726 17,101 21,433 22,206 24,001 25,083 24,636 27,783 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2001 2002 2003 2004 2005 2006 1Q:2007 SNFs Other Total: 38,607 Total: 44,531 Total: 45,745 Total: 47,853 Total: 51,619 Total: 52,937 Total: 60,509

Chem Rx Growth Strategy Expand market share in existing regions Growing opportunities in NJ and PA Take market share from competitors Expand into new regions Successfully identified new regions, including FL, and evaluating entry into upstate NY and Mid West Leverage Chem Rx reputation and relationships Pursue selective acquisitions Expand pharmacy product offering Continued benefit from economies of scale

NJ Facility: A Case Study in Organic Expansion Accomplishments to Date April 2006: Signed lease for NJ facility August 2006: Chem Rx opens NJ facility and services first customer March 2007: Beds serviced reach 5,000 1Q 2007: 1st positive EBITDA quarter May 2007: Beds serviced reach 6,400 Recent NJ expansion is the model for Chem Rx’s organic growth strategy Compelling Economics and Growth Prospects Strong Chem Rx brand, deep relationships, and strong operations management drive steep growth curve and time to break-even Approximate investment to EBITDA break-even: EBITDA Loss: ($475,000) Capital Expenditures: ($2,500,000) Working Capital Needs: ($4,200,000) TOTAL INVESTMENT: ($7,175,000) Expected 9,000 beds served / $45M annual sales run-rate by December 2007 NJ South Plainfield, NJ

FL Facility: 2007-2008 Expansion Strategy Highlights of Florida Expansion Provides footprint in highly concentrated Southeast Florida market Signed lease for Deerfield Beach, FL facility on June 1, 2007 Anticipate first customer serviced in 4Q 2007 Leverage existing customer relationships to facilitate regional expansion Anticipate economics and time to EBITDA breakeven to be similar to NJ expansion Centralized corporate functions in NY should help to minimize up-front cash burn FL expansion is expected to follow a similar timeline to NJ expansion Deerfield Beach, FL

Significant Opportunity to Scale Existing Infrastructure Chem Rx’s NY headquarters can increase efficiency and fuel expansion by leveraging existing infrastructure and workforce Leveraging centralized back-office operations will help scale expansion sites Enhanced IT capabilities will permit more efficient ordering Investments in enhanced IT capabilities include: Inventory tracking PharmacyPlus® customer electronic ordering system – efficient ordering

Favorable Macro Growth Drivers Long-Term Care Expenditures Growth Aging Population Increasing Prevalence of Chronic Illnesses Increasing Rate of Drug Utilization Branded Drug Patent Expiries Pharmaceutical Price Inflation

Increasingly Attractive Payor Landscape Payor Mix (2005): Pre Part D Payor Mix (2006): Post Part D NY Payor landscape has improved due to Medicare Part D Significant portion of revenues are billed to and remitted from government-sponsored 3rd parties who are required by law to pay in regular time intervals rather than facilities and state governments who have historically exhibited uneven payment patterns Expected to improve days in receivables, as well as greater number of drugs covered by formulary 1) Other includes third party and private pay customers. Facility 25% Medicaid 21% Other (1) 5% Part D 49%

Highly Incentivized and Experienced Management Team Chem Rx has successfully operated in NY for over 45 years Senior management has over 80 years of total industry experience Senior management is highly incentivized, and will maintain significant ownership in Chem Rx 2,500,000 shares upon closing of transaction 500,000 shares (as well as $12.5 million in cash subject to holdback pending achievement of certain EBITDA targets for 2007 or 2008) Opportunity to earn 8.5 million additional shares based on financial performance Ownership % Post-Transaction(1) 1) Calculated on the basis of 14.4 million shares of Paramount common stock outstanding immediately following the closing of the transaction. Existing Shareholders 83% Management/Chem Rx Shareholders 17%

Comparable Companies Source of EBITDA estimates: Bloomberg Consensus. Note: “NMF” equals Not Meaningful. (1) Fully-diluted shares outstanding is calculated by adding in-the-money convertible securities, options and warrants outstanding to primary shares outstanding using the treasury stock method. Dollars in millions. (2) Firm Value equals Fully-Diluted Market Value plus Total Debt less Cash and Equivalents. Source: company filings. (3) Based on First Call estimates as of 06/27/07. ($ in millions except per share data) Valuation Metrics Price Market Enterprise Debt/ Price / Earnings EV / EBITDA Ticker 06/27/07 Value Value Mkt. Cap. LTM 2007 2008 2009 LTM 2007 2008 2009 Institutional Pharmacies Omnicare Inc OCR $36.49 $4,413 $7,231 67.1% 14.9x 16.0x 13.3x 10.9x 12.2x 10.1x 9.0x 8.1x # Specialty Pharamceutical Distribution Allion Healthcare Inc ALLI $5.90 $96 $74 0.8% 32.8x 28.1x 19.8x NMF 36.8x 8.2x 6.4x NMF Bioscrip Inc BIOS $4.40 $164 $217 32.3% NMF 220.0x 21.0x NMF 28.1x 15.1x NMF Polymedica Corp. PLMD $40.90 $914 $1,096 21.0% 24.9x 20.3x 17.0x NMF 8.6x 10.4x 8.9x NMF Option Care Inc OPTN $15.45 $516 $586 16.8% 22.1x 20.1x 17.2x 15.1x 12.4x 11.1x 9.4x 8.5x # Mean 17.7% 26.6x 22.8x 18.7x 15.1x 19.3x 9.9x 10.0x 8.5x Median 18.9% 24.9x 20.3x 18.5x 15.1x 12.4x 10.4x 9.2x 8.5x Pharmaceutical Distributors Amerisourcebergen Corp. ABC $50.01 $9,439 $9,206 11.6% 19.9x 19.0x 15.7x NMF 18.9x 10.0x 9.1x NMF Cardinal Health Inc CAH $70.26 $26,779 $27,789 10.6% 20.4x 18.9x 15.4x NMF 15.1x 10.9x 9.8x NMF Mckesson Corporation MCK $60.14 $17,268 $15,155 5.7% 26.3x 19.2x 16.6x 14.8x 10.0x 8.7x 7.5x 6.5x # Mean 9.3% 22.2x 19.0x 15.9x 14.8x 14.7x 9.8x 8.8x 6.5x Median 10.6% 20.4x 19.0x 15.7x 14.8x 15.1x 10.0x 9.1x 6.5x Pharmacy Benefit Managers Medco Health Solutions Inc MHS $76.99 $21,714 $22,093 5.8% 23.8x 22.4x 18.3x 15.5x 12.0x 11.4x 10.0x 8.8x # Express Scripts Inc ESRX $50.54 $13,379 $14,699 10.8% 13.9x 22.9x 19.4x 16.7x 15.0x 13.1x 11.8x 11.0x # Healthextras Inc HLEX $29.83 $1,225 $1,134 0.0% 35.1x 28.8x 22.9x NMF 25.2x 15.4x 12.1x NMF Mean 5.6% 24.3x 24.7x 20.2x 16.1x 17.4x 13.3x 11.3x 9.9x Median 5.8% 23.8x 22.9x 19.4x 16.1x 15.0x 13.1x 11.8x 9.9x Retail Pharmacies Cvs Caremark Corp. CVS $36.57 $57,169 $61,696 8.8% 22.7x 19.2x 15.9x 13.6x 18.1x 10.8x 8.6x 7.8x # Longs Drug Stores LDG $53.82 $1,981 $2,089 6.8% 33.6x 21.1x 18.9x 16.6x 9.9x 7.9x 7.2x 6.9x # Walgreen Company WAG $44.07 $44,855 $43,520 0.0% 22.7x 20.6x 18.1x NMF 36.6x 10.8x 9.6x NMF Mean 5.2% 26.4x 20.3x 17.7x 15.1x 14.0x 9.8x 8.5x 7.3x Median 6.8% 22.7x 20.6x 18.1x 15.1x 14.0x 10.8x 8.6x 7.3x